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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                         Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2008 through October 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                  Pioneer Mid Cap
                  Value Fund
--------------------------------------------------------------------------------
                  Annual Report | October 31, 2009
--------------------------------------------------------------------------------

                  Ticker Symbols:
                  Class A   PCGRX
                  Class B   PBCGX
                  Class C   PCCGX
                  Class R   PCMRX
                  Class Y   PYCGX

                  [LOGO] PIONEER
                         Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              15
Schedule of Investments                                      17
Financial Statements                                         26
Notes to Financial Statements                                35
Report of Independent Registered Public Accounting Firm      43
Trustees, Officers and Service Providers                     45


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak. And housing has not yet returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, have outperformed other fixed-income asset classes for most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate you putting your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    3

Portfolio Management Discussion | 10/31/09

The 12-month period ended October 31, 2009 saw a dramatic reversal in equity market trends. Stock prices continued to fall during the final two months of 2008 and the first two months of 2009. During that time, persistent fears that the economy might plunge into a severe, protracted recession discouraged investors from taking risks in the equity market. However, the market's direction abruptly changed in March 2009, as hopes emerged that liquidity was returning to the financial system and that the economy would stabilize and begin to grow again. In the following discussion, Rod Wright, leader of the investment team managing the Pioneer Mid Cap Value Fund, reviews the factors in the Fund's performance over the 12 months ended October 31, 2009.

Q How did the Fund perform during the 12 months ended October 31, 2009?

A Pioneer Mid Cap Value Fund Class A shares generated a total return of 13.87% at net asset value over the 12 months ended October 31, 2009, while the Fund's benchmark, the Russell Midcap Value Index, returned 14.52%. Over the same period, the average return of the 249 mutual funds in Lipper's Mid-Cap Value category was 18.89%.

Q What were the principal factors affecting the Fund's performance over the 12 months ended October 31, 2009?

A The Fund's performance results closely resembled the return of mid-cap value stocks in general, as represented by the benchmark Russell Midcap Value Index (the Russell Index), although comparative results were less similar during different periods within the Fund's fiscal year. Our emphasis on higher-quality mid-sized companies helped the Fund outperform during the early months of the period, as the Fund withstood the most severe effects of the market downturn. However, while the Fund participated in the mid-cap value market's sharp recovery that began in early March 2009, the focus on higher-quality stocks led to underperformance of the Russell Index over most of the remainder of the 12-month period ended October 31, 2009.

  The surge in stock prices overall tended to be led by lower-quality stocks -- companies with weaker balance sheets, greater indebtedness and less consistent earnings. Those were the companies that performed the worst during the market's descent in late 2008, and which found favor among investors who were searching for bargains in the spring of 2009. In addition, the performance of the Fund's benchmark index received a boost during the


4    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

  12-month period when stocks of some low-quality, former large-cap financial companies -- most notably American International Group and Hartford Financial Services -- enjoyed sharp comebacks after being added to the Russell Index. The Fund avoided those companies during the period.

  Over the 12 months ended October 31, 2009, we kept to the Fund's longer-term discipline, emphasizing individual stock selection rather than sector allocations, and emphasizing fundamentally sound, financially strong mid-cap companies that we believed were selling at attractive prices. We also looked for opportunities among companies whose managements were restructuring their operations and that had the potential to improve earnings trends.

Q What types of investments most helped the Fund's performance during the 12 months ended October 31, 2009?

A Stock selection in the Financials sector, in which the Fund was underweight, had a significant positive impact on performance. Within Financials, two of the Fund's better performers were Unum Group and Annaly Capital Management. Unum, an insurer specializing in life and disability plans, bounced back from a distressed-level stock valuation as the company's earnings outlook improved. Annaly Capital Management, a company structured as a real estate investment trust (REIT) that invests in mortgage-related securities, outperformed in a difficult market because of its emphasis on agency securities implicitly backed by the U.S. government. In addition, declines in short-term interest rates lowered Annaly's borrowing costs.

  Among the Fund's Information Technology investments, positions in Teradata and Computer Sciences proved to be significant positive contributors to performance results during the 12 months ended October 31, 2009. The share price of Teradata, which provides data storage services that allow very large amounts of information to be sorted and analyzed, appreciated based on the healthy, recurring revenue stream the company received from its institutional clients. Computer Sciences, which services large data centers for corporate and government agency clients, benefited from new cost-control programs that improved the company's operating margins. Also helping the Fund's results during the 12-month period was a position in Ball, a manufacturer of aluminum cans and other containers for brewers and soft drink beverage producers. The company's stable revenue stream was seen as an asset in a volatile market environment. Moreover, its contracts with customers helped insulate it from the effects of variations in commodity prices.


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    5

Q What types of investments hurt the Fund's results relative to the Russell
  Midcap Value Index during the 12 months ended October 31, 2009?

A Stock selections in the Consumer Discretionary and Health Care sectors were disappointing. Within Health Care, the most noteworthy detractor from the Fund's relative performance during the 12 months ended October 31, 2009, was Omnicare, which provides pharmaceutical and other services to nursing homes and long-term care facilities. While Omnicare's earnings held up well, investors became concerned about its longer-term outlook because of the Congressional debate over reforming the U.S. health care system. However, we believe Omnicare's very low share price makes it an attractive opportunity, despite the controversy over health care reform.

  The single largest disappointment for the Fund relative to the Russell Index during the 12-month period, however, came from NCR, a company which produces and services automatic teller machines (ATMs) for the banking industry and supplies cash registers and scanning devices for retailers. Customers in both markets served by NCR were hit hard by the economic downturn. We have sold the Fund's position in NCR, partly because of our concerns about the company's strategy and a decision to move its corporate headquarters.

  Although the Fund's investments in the Financials sector generally helped relative performance during the 12 months ended October 31, 2009, there were some disappointments in the group, notably three banking institutions: PNC, Keycorp and Zions Bancorporation.

Q What is your investment outlook?

A We have moved the Fund's portfolio from a generally defensive positioning to a more neutral exposure, as we believe the Federal government's interventions have alleviated the liquidity crisis in the financial markets and reduced the likelihood of the most dire economic scenarios playing out.

  We have increased the Fund's exposure to Financials, while reducing somewhat the overweight to Information Technology. In more economically sensitive sectors, we tend to take a cautious approach. For example, in Consumer Discretionary, we have focused on investing the Fund in higher- quality, better-managed retailers, such as Best Buy and Nordstrom. In the same sector, we have added to the Fund's restaurant holdings, but only because we purchased the very attractively priced shares of two restaurant chains that we believe have significant turnaround potential.

  Overall, we remain cautious, as we believe plausible arguments can be made either that the economy is heading into a recovery or that a period of economic malaise might persist. In the short term, we think stocks may trade within a limited range as investors look for clearer evidence of a sustainable trend. We plan to continue to place the greatest emphasis on better-quality,


6    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09
  financially sound corporations when deciding which positions to add to the Fund.

Please refer to the Schedule of Investments on pages 17-25 for a full listing of Fund securities.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    7

Portfolio Summary | 10/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


U.S. Common Stocks              91.4%
Temporary Cash Investments       8.6%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Financials                      23.9%
Industrials                     13.4%
Consumer Discretionary          11.6%
Information Technology          10.0%
Energy                           8.9%
Materials                        8.1%
Utilities                        8.0%
Health Care                      7.7%
Consumer Staples                 7.0%
Telecommunication Services       1.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Ball Corp.                                                          2.90%
--------------------------------------------------------------------------------
 2.    Omnicare, Inc.                                                      2.76
--------------------------------------------------------------------------------
 3.    Teradata Corp.                                                      2.69
--------------------------------------------------------------------------------
 4.    Unum Group                                                          2.69
--------------------------------------------------------------------------------
 5.    W.W. Grainger, Inc.                                                 2.30
--------------------------------------------------------------------------------
 6.    The Interpublic Group of Companies, Inc.                            2.24
--------------------------------------------------------------------------------
 7.    Sempra Energy Co.                                                   2.12
--------------------------------------------------------------------------------
 8.    Renaissancere Holdings, Ltd.                                        2.06
--------------------------------------------------------------------------------
 9.    Lazard, Ltd.                                                        1.90
--------------------------------------------------------------------------------
10.    Computer Sciences Corp.                                             1.66
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Prices and Distributions | 10/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

            Class               10/31/09              10/31/08
              A                  $16.91                $15.04
--------------------------------------------------------------------------------
              B                  $14.03                $12.47
--------------------------------------------------------------------------------
              C                  $13.92                $12.38
--------------------------------------------------------------------------------
              R                  $16.66                $14.82
--------------------------------------------------------------------------------
              Y                  $17.70                $15.76
--------------------------------------------------------------------------------

Distributions per Share: 11/1/08-10/31/09
--------------------------------------------------------------------------------

                     Net Investment        Short-Term        Long-Term
         Class           Income          Capital Gains     Capital Gains
           A            $0.1809               $--               $--
--------------------------------------------------------------------------------
           B            $0.0160               $--               $--
--------------------------------------------------------------------------------
           C            $0.0449               $--               $--
--------------------------------------------------------------------------------
           R            $0.1512               $--               $--
--------------------------------------------------------------------------------
           Y            $0.2763               $--               $--
--------------------------------------------------------------------------------


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    9

Performance Update | 10/31/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
 10 Years                                 6.75%        6.12%
 5 Years                                  1.57         0.38
 1 Year                                  13.87         7.30
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                          1.50%        1.50%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

       Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/99  $ 9,425                        $10,000
        11,313                         11,185
10/01   11,522                         11,031
        10,831                         10,703
10/03   14,235                         14,286
        16,747                         17,106
10/05   18,741                         20,442
        21,573                         24,635
10/07   25,125                         27,031
        15,903                         16,536
10/09   18,108                         18,937


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                         If             If
Period                                   Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                  5.79%        5.79%
5 Years                                   0.60         0.60
1 Year                                   12.66         8.66
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                         Gross          Net
--------------------------------------------------------------------------------
                                          2.57%        2.57%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

       Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/99  $10,000                        $10,000
        11,904                         11,185
10/01   12,025                         11,031
        11,213                         10,703
10/03   14,608                         14,286
        17,038                         17,106
10/05   18,880                         20,442
        21,540                         24,635
10/07   24,853                         27,031
        15,579                         16,536
10/09   17,551                         18,937



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit pioneerinvestments.com. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    11

Performance Update | 10/31/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
 10 Years                                 5.82%         5.82%
 5 Years                                  0.72          0.72
 1 Year                                  12.87         12.87
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                          2.40%         2.40%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

       Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/99  $10,000                        $10,000
        11,892                         11,185
10/01   12,006                         11,031
        11,184                         10,703
10/03   14,572                         14,286
        16,992                         17,106
10/05   18,852                         20,442
        21,530                         24,635
10/07   24,858                         27,031
        15,603                         16,536
10/09   17,611                         18,937


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
 10 Years                                 6.43%         6.43%
 5 Years                                  1.34          1.34
 1 Year                                  13.63         13.63
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                          1.80%         1.80%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

       Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/99  $10,000                        $10,000
        11,941                         11,185
10/01   12,102                         11,031
        11,320                         10,703
10/03   14,846                         14,286
        17,444                         17,106
10/05   19,483                         20,442
        22,366                         24,635
10/07   25,977                         27,031
        16,409                         16,536
10/09   18,645                         18,937


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    13

Performance Update | 10/31/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.


Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                         If            If
Period                                   Held          Redeemed
--------------------------------------------------------------------------------
 10 Years                                 7.25%         7.25%
 5 Years                                  2.04          2.04
 1 Year                                  14.41         14.41
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                          1.01%         1.01%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

       Pioneer Mid Cap Value Fund     Russell Midcap Value Index
10/99  $10,000                        $10,000
        12,056                         11,185
10/01   12,341                         11,031
        11,657                         10,703
10/03   15,396                         14,286
        18,202                         17,106
10/05   20,496                         20,442
        23,692                         24,635
10/07   27,683                         27,031
        17,603                         16,536
10/09   20,139                         18,937


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares on July 2, 1998 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those for Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2009 through October 31, 2009.


 Share Class                        A               B               C               R               Y
 Beginning Account              $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 5/1/09
---------------------------------------------------------------------------------------------------------
 Ending Account Value           $1,170.30       $1,164.32       $1,164.93       $1,170.00       $1,172.95
 (after expenses) 10/31/09
---------------------------------------------------------------------------------------------------------
 Expenses Paid                      $7.82          $13.69          $12.82           $9.08           $5.20
 During Period*
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.43%, 2.51%, 2.35%, 1.66%, and 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2009 through October 31, 2009.


 Share Class                         A               B               C               R               Y
 Beginning Account              $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 5/01/2009
---------------------------------------------------------------------------------------------------------
 Ending Account Value           $1,018.00       $1,012.55       $1,013.36       $1,016.84       $1,020.42
 (after expenses) 10/31/2009
---------------------------------------------------------------------------------------------------------
 Expenses Paid                      $7.27          $12.73          $11.93           $8.44           $4.84
 During Period*
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.43%, 2.51%, 2.35%, 1.66%, and 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


16    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Schedule of Investments | 10/31/09


Shares                                                              Value
                COMMON STOCKS -- 99.1%
                ENERGY -- 8.2%
                Coal & Consumable Fuels -- 0.8%
   300,000      Consol Energy, Inc.                                 $   12,843,000
----------------------------------------------------------------------------------
                Oil & Gas Drilling -- 0.8%
   159,000      Transocean, Ltd.*                                   $   13,341,690
----------------------------------------------------------------------------------
                Oil & Gas Equipment & Services -- 1.1%
   593,809      Smith International, Inc. (b)                       $   16,466,324
----------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 4.2%
   275,000      Devon Energy Corp.                                  $   17,795,250
   361,200      Noble Affiliates, Inc.                                  23,705,556
   200,000      Range Resources Corp                                    10,010,000
   313,600      XTO Energy, Inc.                                        13,033,216
                                                                    --------------
                                                                    $   64,544,022
----------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 1.3%
 2,000,000      EL Paso Corp.                                       $   19,620,000
                                                                    --------------
                Total Energy                                        $  126,815,036
----------------------------------------------------------------------------------
                MATERIALS -- 8.1%
                Diversified Chemical -- 0.8%
   250,000      FMC Corp.                                           $   12,775,000
----------------------------------------------------------------------------------
                Diversified Metals & Mining -- 0.9%
   185,200      Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $   13,586,272
----------------------------------------------------------------------------------
                Forest Products -- 0.9%
   368,900      Weyerhaeuser Co. (b)                                $   13,405,826
----------------------------------------------------------------------------------
                Gold -- 0.9%
   315,329      Newmont Mining Corp.                                $   13,704,198
----------------------------------------------------------------------------------
                Industrial Gases -- 0.9%
   313,074      Airgas, Inc.                                        $   13,887,963
----------------------------------------------------------------------------------
                Metal & Glass Containers -- 2.9%
   900,000      Ball Corp.                                          $   44,397,000
----------------------------------------------------------------------------------
                Paper Packaging -- 0.8%
   817,500      Temple-Inland, Inc.*(b)                             $   12,630,375
                                                                    --------------
                Total Materials                                     $  124,386,634
----------------------------------------------------------------------------------
                CAPITAL GOODS -- 9.9%
                Aerospace & Defense -- 2.4%
   442,400      ITT Corp.                                           $   22,429,680
   196,500      L-3 Communications Holdings, Inc.                       14,204,985
                                                                    --------------
                                                                    $   36,634,665
----------------------------------------------------------------------------------
                Electrical Component & Equipment -- 1.0%
   371,900      Rockwell International Corp.                        $   15,229,305
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    17

Shares                                                       Value
               Industrial Machinery -- 4.2%
  630,815      Crane Co. (b)                                 $   17,568,198
  705,335      Kennametal, Inc.                                  16,617,693
  357,436      Snap-On, Inc. (b)                                 13,057,137
  339,857      SPX Corp.                                         17,937,652
                                                             --------------
                                                             $   65,180,680
---------------------------------------------------------------------------
               Trading Companies & Distributors -- 2.3%
  375,000      W.W. Grainger, Inc. (b)                       $   35,148,750
                                                             --------------
               Total Capital Goods                           $  152,193,400
---------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 3.6%
               Environmental & Facilities Services -- 0.8%
  500,000      Republic Services, Inc.                       $   12,955,000
---------------------------------------------------------------------------
               Office Services & Supplies -- 1.4%
  585,800      Avery Dennison Corp.                          $   20,883,770
---------------------------------------------------------------------------
               Research & Consulting Services -- 1.4%
  775,000      Equifax, Inc.                                 $   21,219,500
                                                             --------------
               Total Commercial Services & Supplies          $   55,058,270
---------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 1.1%
               Auto Parts & Equipment -- 1.1%
  556,000      BorgWarner, Inc.                              $   16,857,920
                                                             --------------
               Total Automobiles & Components                $   16,857,920
---------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 1.3%
               Footwear -- 0.6%
  140,269      Nike, Inc. (b)                                $    8,721,926
---------------------------------------------------------------------------
               Homebuilding -- 0.7%
1,268,400      Pulte Homes, Inc.*(b)                         $   11,428,284
                                                             --------------
               Total Consumer Durables & Apparel             $   20,150,210
---------------------------------------------------------------------------
               CONSUMER SERVICES -- 1.8%
               Restaurants -- 1.8%
  900,000      Burger King Holdings, Inc.                    $   15,444,000
  674,100      Jack In The Box, Inc.*                            12,646,116
                                                             --------------
                                                             $   28,090,116
                                                             --------------
               Total Consumer Services                       $   28,090,116
---------------------------------------------------------------------------
               MEDIA -- 4.0%
               Advertising -- 2.2%
5,700,000      The Interpublic Group of Companies, Inc.*     $   34,314,000
---------------------------------------------------------------------------
               Broadcasting -- 0.4%
  521,700      CBS Corp. (Class B)                           $    6,140,409
---------------------------------------------------------------------------
               Movies & Entertainment -- 1.4%
  750,000      Viacom, Inc. (Class B)*                       $   20,692,500
                                                             --------------
               Total Media                                   $   61,146,909
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Shares                                                    Value
               RETAILING -- 3.4%
               Apparel Retail -- 1.2%
  893,267      Gap, Inc.                                  $   19,062,318
------------------------------------------------------------------------
               Computer & Electronics Retail -- 0.9%
  337,700      Best Buy Co., Inc.                         $   12,893,386
------------------------------------------------------------------------
               Department Stores -- 1.3%
  373,449      J.C. Penney Co., Inc. (b)                  $   12,372,365
  239,234      Nordstrom, Inc. (b)                             7,602,857
                                                          --------------
                                                          $   19,975,222
                                                          --------------
               Total Retailing                            $   51,930,926
------------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 1.0%
               Food Retail -- 1.0%
  650,000      Kroger Co.                                 $   15,034,500
                                                          --------------
               Total Food & Drug Retailing                $   15,034,500
------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 4.4%
               Brewers -- 1.3%
  421,400      Molson Coors Brewing Co. (Class B)         $   20,635,958
------------------------------------------------------------------------
               Distillers & Vintners -- 0.9%
  891,398      Constellation Brands, Inc.*(b)             $   14,101,916
------------------------------------------------------------------------
               Packaged Foods & Meats -- 2.2%
  422,500      Hershey Foods Corp.                        $   15,966,275
  336,797      The J.M. Smucker Co. (b)                       17,759,306
                                                          --------------
                                                          $   33,725,581
                                                          --------------
               Total Food, Beverage & Tobacco             $   68,463,455
------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
               Household Products -- 0.5%
  125,000      Energizer Holdings, Inc.*                  $    7,608,750
------------------------------------------------------------------------
               Personal Products -- 1.0%
  375,000      Estee Lauder Co. (b)                       $   15,937,500
                                                          --------------
               Total Household & Personal Products        $   23,546,250
------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 5.6%
               Health Care Equipment -- 1.1%
  320,500      Baxter International, Inc.                 $   17,326,230
------------------------------------------------------------------------
               Health Care Services -- 2.8%
1,950,000      Omnicare, Inc. (b)                         $   42,256,500
------------------------------------------------------------------------
               Managed Health Care -- 1.7%
  666,700      Aetna, Inc.                                $   17,354,201
  364,700      United Healthcare Group, Inc.                   9,463,965
                                                          --------------
                                                          $   26,818,166
                                                          --------------
               Total Health Care Equipment & Services     $   86,400,896
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    19

Shares                                                     Value
               PHARMACEUTICALS & BIOTECHNOLOGY -- 2.1%
               Life Sciences Tools & Services -- 1.5%
  525,689      Thermo Fisher Scientific, Inc.*             $   23,656,005
-------------------------------------------------------------------------
               Pharmaceuticals -- 0.6%
  300,000      Forest Laboratories, Inc.*                  $    8,301,000
                                                           --------------
               Total Pharmaceuticals & Biotechnology       $   31,957,005
-------------------------------------------------------------------------
               BANKS -- 3.9%
               Regional Banks -- 3.1%
  276,844      City National Corp. (b)                     $   10,428,713
2,231,200      KeyCorp (b)                                     12,026,168
  125,000      M&T Bank Corp. (b)                               7,856,250
  866,400      SunTrust Banks, Inc.                            16,556,904
                                                           --------------
                                                           $   46,868,035
-------------------------------------------------------------------------
               Thrifts & Mortgage Finance -- 0.8%
  800,000      People's Bank                               $   12,824,000
                                                           --------------
               Total Banks                                 $   59,692,035
-------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 4.1%
               Asset Management & Custody Banks -- 2.2%
  100,000      Franklin Resources, Inc.                    $   10,463,000
  459,300      Northern Trust Corp.                            23,079,825
                                                           --------------
                                                           $   33,542,825
-------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.9%
  770,834      Lazard, Ltd.                                $   29,098,984
                                                           --------------
               Total Diversified Financials                $   62,641,809
-------------------------------------------------------------------------
               INSURANCE -- 8.8%
               Insurance Brokers -- 1.2%
  786,200      Marsh & McLennan Co., Inc.                  $   18,444,252
-------------------------------------------------------------------------
               Life & Health Insurance -- 2.7%
2,059,300      UNUM Group                                  $   41,083,035
-------------------------------------------------------------------------
               Multi-Line Insurance -- 1.8%
  500,000      Assurant, Inc.                              $   14,965,000
  515,100      Hartford Financial Services Group, Inc.         12,630,252
                                                           --------------
                                                           $   27,595,252
-------------------------------------------------------------------------
               Property & Casualty Insurance -- 1.1%
  384,109      Axis Capital Holdings, Ltd                  $   11,096,909
  386,500      Progressive Corp.*                               6,184,000
                                                           --------------
                                                           $   17,280,909
-------------------------------------------------------------------------
               Reinsurance -- 2.0%
  600,000      Renaissancere Holdings, Ltd.                $   31,500,000
                                                           --------------
               Total Insurance                             $  135,903,448
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Shares                                                       Value
               REAL ESTATE -- 7.2%
               Diversified Real Estate Investment Trust -- 0.9%
  244,541      Vornado Realty Trust (b)                      $   14,564,862
---------------------------------------------------------------------------
               Mortgage Real Estate Investment Trust -- 1.7%
1,150,000      Annaly Capital Management, Inc.               $   19,446,500
  315,370      Starwood Property Trust, Inc.                      6,348,398
                                                             --------------
                                                             $   25,794,898
---------------------------------------------------------------------------
               Office Real Estate Investment Trust -- 1.7%
  206,775      Alexandria Real Estate Equities, Inc. (b)     $   11,201,002
  241,807      Boston Properties, Inc. (b)                       14,694,611
                                                             --------------
                                                             $   25,895,613
---------------------------------------------------------------------------
               Residential Real Estate Investment Trust -- 0.4%
  200,100      Equity Residential Property Trust             $    5,778,888
---------------------------------------------------------------------------
               Retail Real Estate Investment Trust -- 0.7%
  342,235      Regency Centers Corp.                         $   11,481,984
---------------------------------------------------------------------------
               Specialized Real Estate Investment Trust -- 1.8%
  150,000      Public Storage, Inc. (b)                      $   11,040,000
  395,949      Ventas, Inc. (b)                                  15,889,433
                                                             --------------
                                                             $   26,929,433
                                                             --------------
               Total Real Estate                             $  110,445,678
---------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 5.1%
               Application Software -- 1.0%
2,207,504      Compuware Corp.*                              $   15,584,978
---------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 3.2%
1,300,000      Western Union Co.                             $   23,621,000
  500,000      Computer Sciences Corp.*                          25,355,000
                                                             --------------
                                                             $   48,976,000
---------------------------------------------------------------------------
               Systems Software -- 0.9%
  676,800      CA, Inc.*                                     $   14,158,656
                                                             --------------
               Total Software & Services                     $   78,719,634
---------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 3.7%
               Communications Equipment -- 0.3%
  112,800      Qualcomm, Inc.                                $    4,671,048
---------------------------------------------------------------------------
               Computer Hardware -- 2.7%
1,475,000      Teradata Corp.*                               $   41,123,000
---------------------------------------------------------------------------
               Office Electronics -- 0.7%
1,437,181      Xerox Corp. (b)                               $   10,807,601
                                                             --------------
               Total Technology Hardware & Equipment         $   56,601,649
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    21

Shares                                                                     Value
                   SEMICONDUCTORS -- 1.2%
       501,397     Analog Devices, Inc.                                    $   12,850,805
       750,000     STMicroelectronics NV (A.D.R.) (b)                           5,970,000
                                                                           --------------
                                                                           $   18,820,805
                                                                           --------------
                   Total Semiconductors                                    $   18,820,805
-----------------------------------------------------------------------------------------
                   TELECOMMUNICATION SERVICES -- 1.4%
                   Integrated Telecommunication Services -- 1.4%
       684,200     Century Telephone Enterprises, Inc.                     $   22,209,132
                                                                           --------------
                   Total Telecommunication Services                        $   22,209,132
-----------------------------------------------------------------------------------------
                   UTILITIES -- 8.0%
                   Electric Utilities -- 2.5%
       675,000     Edison International, Inc.                              $   21,478,500
       400,000     FirstEnergy Corp.                                           17,312,000
                                                                           --------------
                                                                           $   38,790,500
-----------------------------------------------------------------------------------------
                   Gas Utilities -- 1.0%
       370,000     Questar Corp.                                           $   14,740,800
-----------------------------------------------------------------------------------------
                   Independent Power Producer & Energy Traders -- 1.1%
       759,600     NRG Energy, Inc.*(b)                                    $   17,463,204
-----------------------------------------------------------------------------------------
                   Multi-Utilities -- 3.4%
       651,097     Public Service Enterprise Group, Inc.                   $   19,402,691
       630,658     Sempra Energy Co.                                           32,447,355
                                                                           --------------
                                                                           $   51,850,046
                                                                           --------------
                   Total Utilities                                         $  122,844,550
-----------------------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $1,458,694,345)                                   $1,529,910,267
=========================================================================================
Principal
Amount
                   TEMPORARY CASH INVESTMENTS -- 9.4%
                   Repurchase Agreements -- 0.7%
   $10,125,000     BNP Paribas, 0.09%, dated 10/30/09, repurchase price
                   of $10,125,000 plus accrued interest on 11/2/09
                   collateralized by the following
                    $6,526,065 Federal National Mortgage Association
                     (ARM), 2.923% - 6.468%, 2/1/11 - 10/1/39
                    $3,801,436 Federal Home Loan Mortgage Corp.,
                     3.086% - 6.239%, 4/1/35 - 8/1/39                      $   10,125,000
                                                                           --------------
                   Total Repurchase Agreement                              $   10,125,000
-----------------------------------------------------------------------------------------
                   Securities Lending Collateral -- 8.7% (c)
                   Certificates of Deposit:
     6,526,283     Bank of Nova Scotia, 0.25%, 11/17/09                    $    6,526,283
     6,888,854     BNP Paribas NY, 0.3%, 11/17/09                               6,888,854
     4,350,855     Rabobank Nederland NY, 0.24%, 12/11/09                       4,350,855

The accompanying notes are an integral part of these financial statements.


22    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Principal
Amount                                                           Value
                    Certificates of Deposit -- (continued)
  $  4,350,855      Societe Generale, 0.27%, 12/4/09                   4,350,855
     3,190,673      Nordea NY, 0.21%, 12/22/09                         3,190,673
     4,350,855      Toronto Dominion, 0.23%, 12/16/09                  4,350,855
                                                                   -------------
                                                                  $   29,658,375
--------------------------------------------------------------------------------
                    Commercial Paper:
     7,250,491      BBVA London, 0.29%, 11/6/09                   $    7,250,491
     4,348,930      CBA Financial, 0.27%, 12/29/09                     4,348,930
     4,349,224      HND AF, 0.3%, 12/15/09                             4,349,224
     3,624,939      HSBC, 0.24%, 12/2/09                               3,624,939
       724,983      HSBC, 0.24%, 12/3/09                                 724,983
     6,524,337      NABPP, 0.29%, 12/7/09                              6,524,337
     4,349,912      Cafco, 0.4%, 12/9/09                               4,349,912
     2,537,973      Char FD, 0.3%, 11/2/09                             2,537,973
     2,174,969      Ciesco, 0.33%, 11/23/09                            2,174,969
     2,174,869      Ciesco, 0.25%, 12/7/09                             2,174,869
     3,624,749      ABB LLC, 0.59%, 12/28/09                           3,624,749
     3,624,524      BCS FUN, 0.60%, 12/29/09                           3,624,524
     3,625,643      Kithaw, 0.23%, 11/3/09                             3,625,643
     3,624,722      Ranger, 0.24%, 12/11/09                            3,624,722
     2,130,575      TB LLC, 0.20%, 12/10/09                            2,130,575
     3,624,720      GE, 0.23%, 12/28/09                                3,624,720
     2,530,822      Santander U.S. Debt, 0.37%, 11/20/09               2,530,822
                                                                  --------------
                                                                  $   60,846,382
--------------------------------------------------------------------------------
                    Tri-party Repurchase Agreements:
    21,029,133      Deutsche Bank, 0.06%, 11/2/09                 $   21,029,133
    16,072,204      Barclays Capital Markets, 0.05%, 11/2/09          16,072,204
                                                                  --------------
                                                                  $   37,101,337
================================================================================
Shares
                    Money Market Mutual Funds:
     2,900,570      Dreyfus Preferred Money Market Fund           $    2,900,570
     3,625,713      Fidelity Prime Money Market Fund                   3,625,711
                                                                  --------------
                                                                  $    6,526,281
                                                                  --------------
                    Total Securities Lending Collateral           $  134,132,375
--------------------------------------------------------------------------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $144,257,375)                           $  144,257,375
--------------------------------------------------------------------------------
                    TOTAL INVESTMENT IN SECURITIES -- 108.5%
                    (Cost $1,602,951,720) (a)                     $1,674,167,642
--------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- (8.5)%        $ (130,843,099)
--------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%                    $1,543,324,543
================================================================================

*   Non-income producing security.

The accompanying notes are an integral part of these financial statements.
                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    23

(a) At October 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $1,624,013,536 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an
          excess of value over tax cost                                            $162,593,199
        Aggregate gross unrealized loss for all investments in which there is an
          excess of tax cost over value                                            (112,439,093)
                                                                                   ------------
       Net unrealized gain                                                         $ 50,154,106
                                                                                   ============

(b)   At October 31, 2009, the following securities were out on loan:



    Shares        Description                               Value
      204,600     Alexandria Real Estate Equities, Inc.     $ 11,083,182
       30,800     Boston Properties, Inc.                      1,871,716
      283,300     City National Corp.                         10,671,911
        3,100     Constellation Brands, Inc.*                     49,042
       12,700     Crane Co.                                      353,695
      238,200     Estee Lauder Co.                            10,123,500
        1,800     J.C. Penney Co., Inc.                           59,634
       10,700     The J.M. Smucker Co.                           564,211
      104,600     KeyCorp                                        563,794
       93,200     M&T Bank Corp.                               5,857,620
       45,000     Nike, Inc.                                   2,798,100
      236,800     Nordstrom, Inc.                              7,525,504
      680,400     NRG Energy, Inc.*                           15,642,396
       38,000     Omnicare, Inc.                                 823,460
       32,500     Public Storage, Inc.                         2,392,000
      150,000     Pulte Homes, Inc.*                           1,351,500
      587,300     Smith International, Inc.                   16,285,829
       11,100     Snap-On, Inc.                                  405,483
      988,000     STMicroelectronics NV (A.D.R.)               7,864,480
       19,500     Temple-Inland, Inc.*                           301,275
        6,300     Ventas, Inc.                                   252,819
      202,700     Vornado Realty Trust                        12,072,812
        2,200     W.W. Grainger, Inc.                            206,206
      146,000     Weyerhaeuser Co.                             5,305,640
    1,683,700     Xerox Corp.                                 12,661,424
------------------------------------------------------------------------
                  Total                                     $127,087,233
========================================================================

(c)   Security lending collateral is managed by Credit Suisse AG, New York
      Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2009 aggregated $1,141,225,031 and $1,284,778,784, respectively.


The accompanying notes are an integral part of these financial statements.


24    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets:



                               Level 1           Level 2           Level 3      Total
 Common stocks                 $1,529,910,267    $         --      $--          $1,529,910,267
 Temporary cash investments                --     137,731,094       --             137,731,094
 Money market mutual funds          6,526,281              --       --                      --
----------------------------------------------------------------------------------------------
 Total                         $1,536,436,548    $137,731,094      $--          $1,674,167,642
==============================================================================================


The accompanying notes are an integral part of these financial statements.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    25

Statement of Assets and Liabilities | 10/31/09


ASSETS:
  Investment in securities, at fair value (including securities loaned
   of $127,087,233) (cost $1,602,951,720)                                  $1,674,167,642
  Cash                                                                          6,782,640
  Receivables --
   Investment securities sold                                                  12,279,455
   Fund shares sold                                                             1,160,673
   Dividends and interest                                                         798,248
  Other                                                                            64,413
-----------------------------------------------------------------------------------------
     Total assets                                                          $1,695,253,071
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $   15,517,935
   Fund shares repurchased                                                      1,590,552
   Upon return of securities loaned                                           134,132,375
   Due to Pioneer Investment Management, Inc.                                      19,749
  Due to affiliates                                                               543,770
  Accrued expenses                                                                124,147
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $  151,928,528
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,874,631,876
  Undistributed net investment income                                           7,774,863
  Accumulated net realized loss on investments                               (410,298,118)
  Net unrealized gain on investments                                           71,215,922
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,543,324,543
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $1,046,728,821/61,912,207 shares)                      $        16.91
  Class B (based on $59,595,578/4,248,389 shares)                          $        14.03
  Class C (based on $86,535,689/6,218,874 shares)                          $        13.92
  Class R (based on $57,028,790/3,424,122 shares)                          $        16.66
  Class Y (based on $293,435,665/16,581,406 shares)                        $        17.70
MAXIMUM OFFERING PRICE:
  Class A ($16.91 [divided by] 94.25%)                                     $        17.94
=========================================================================================


The accompanying notes are an integral part of these financial statements.


26    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Statement of Operations

For the Year Ended 10/31/09


INVESTMENT INCOME:
  Dividends                                                $31,534,087
  Interest                                                      41,560
  Litigation Fees                                               55,950
  Income from securities loaned, net                         1,244,600
-----------------------------------------------------------------------------------------
     Total investment income                                                $  32,876,197
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees
   Basic Fee                                               $ 9,366,026
   Performance Adjustment                                    1,418,578
  Transfer agent fees and expenses
   Class A                                                   2,204,473
   Class B                                                     325,578
   Class C                                                     282,998
   Class R                                                      16,231
   Class Y                                                       8,597
  Distribution fees
   Class A                                                   2,437,887
   Class B                                                     601,583
   Class C                                                     827,133
   Class R                                                     226,735
  Shareholder communications expense                         1,634,489
  Administrative reimbursements                                626,512
  Custodian fees                                                87,689
  Registration fees                                            113,701
  Professional fees                                            138,464
  Printing expense                                              94,661
  Fees and expenses of nonaffiliated trustees                   61,234
  Miscellaneous                                                118,004
-----------------------------------------------------------------------------------------
     Total expenses                                                         $  20,590,573
     Less fees paid indirectly                                                     (4,608)
-----------------------------------------------------------------------------------------
     Net expenses                                                           $  20,585,965
-----------------------------------------------------------------------------------------
       Net investment income                                                $  12,290,232
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $(266,230,225)
-----------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                              $ 427,754,877
-----------------------------------------------------------------------------------------
  Net gain on investments                                                   $ 161,524,652
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 173,814,884
=========================================================================================


The accompanying notes are an integral part of these financial statements.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    27

Statements of Changes in Net Assets

For the Years Ended 10/31/09 and 10/31/08, respectively


                                                          Year Ended         Year Ended
                                                          10/31/09           10/31/08
FROM OPERATIONS:
Net investment income                                     $   12,290,232     $    17,195,237
Net realized loss on investments                            (266,230,225)       (135,517,223)
Change in net unrealized gain (loss) on investments          427,754,877        (832,460,307)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                      $  173,814,884     $  (950,782,293)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.18 and $0.10 per share, respectively)      $  (12,524,109)    $    (8,273,155)
   Class B ($0.02 and $0.00 per share, respectively)             (86,636)                 --
   Class C ($0.04 and $0.00 per share, respectively)            (322,357)                 --
   Class R ($0.15 and $0.04 per share, respectively)            (423,518)           (109,982)
   Class Y ($0.28 and $0.18 per share, respectively)          (4,419,885)         (2,556,502)
Net realized gain:
   Class A ($0.00 and $1.66 per share, respectively)                  --        (132,284,457)
   Class B ($0.00 and $1.66 per share, respectively)                  --         (11,297,516)
   Class C ($0.00 and $1.66 per share, respectively)                  --         (14,319,888)
   Class R ($0.00 and $1.66 per share, respectively)                  --          (4,190,895)
   Class Y ($0.00 and $1.66 per share, respectively)                  --         (22,414,248)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                   $  (17,776,505)    $  (195,446,643)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  244,950,807     $   374,428,951
Shares issued in reorganization                               26,103,954                  --
Reinvestment of distributions                                 15,106,038         166,614,001
Cost of shares repurchased                                  (441,615,767)       (654,933,294)
   Net decrease in net assets resulting from Fund
     share transactions                                   $ (155,454,968)    $  (113,890,342)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                  $      583,411     $(1,260,119,278)
NET ASSETS:
Beginning of year                                          1,542,741,132       2,802,860,410
--------------------------------------------------------------------------------------------
End of year                                               $1,543,324,543     $ 1,542,741,132
--------------------------------------------------------------------------------------------
Undistributed net investment income                       $    7,774,863     $    13,816,761
--------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


28    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

                                       '09 Shares      '09 Amount              '08 Shares     '08 Amount
Class A
Shares sold                              8,366,330     $ 123,503,113           11,025,419     $ 228,871,310
Shares issued in reorganization            444,667         6,420,985                   --                --
Reinvestment of distributions              781,294        11,078,814            5,488,282       124,164,328
Less shares repurchased                (20,949,060)     (296,099,329)         (23,224,117)     (473,490,637)
-----------------------------------------------------------------------------------------------------------
   Net decrease                        (11,356,769)    $(155,096,417)          (6,710,416)    $(120,454,999)
===========================================================================================================
Class B
Shares sold                                329,903     $   4,018,541              509,962     $   8,829,076
Reinvestment of distributions                6,635            78,740              545,043        10,274,003
Less shares repurchased                 (1,759,568)      (21,223,469)          (2,283,474)      (38,922,977)
-----------------------------------------------------------------------------------------------------------
   Net decrease                         (1,423,030)    $ (17,126,188)          (1,228,469)    $ (19,819,898)
===========================================================================================================
Class C
Shares sold                                832,435     $  10,092,174            1,010,302     $  17,512,622
Shares issued in reorganization             12,177           145,399                   --                --
Reinvestment of distributions               21,965           258,328              613,405        11,464,481
Less shares repurchased                 (2,143,556)      (25,613,665)          (2,860,003)      (48,759,731)
-----------------------------------------------------------------------------------------------------------
   Net decrease                         (1,276,979)    $ (15,117,764)          (1,236,296)    $ (19,782,628)
===========================================================================================================
Class R
Shares sold                              1,738,687     $  25,478,906            1,159,498     $  23,517,558
Reinvestment of distributions               27,187           380,340              179,875         4,009,148
Less shares repurchased                 (1,083,085)      (15,830,455)          (1,081,667)      (21,598,031)
-----------------------------------------------------------------------------------------------------------
   Net increase                            682,789     $  10,028,791              257,706     $   5,928,675
===========================================================================================================
Class Y
Shares sold                              5,290,441     $  81,858,073            4,404,922     $  95,698,385
Shares issued in reorganization          1,295,595        19,537,570                   --                --
Reinvestment of distributions              223,939         3,309,816              705,557        16,702,041
Less shares repurchased                 (5,245,362)      (82,848,849)          (3,356,387)      (72,161,918)
-----------------------------------------------------------------------------------------------------------
   Net increase                          1,564,613     $  21,856,610            1,754,092     $  40,238,508
===========================================================================================================


The accompanying notes are an integral part of these financial statements.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    29

Financial Highlights

                                                            Year            Year
                                                            Ended           Ended
                                                            10/31/09        10/31/08
Class A
Net asset value, beginning of period                        $   15.04       $   25.62
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $    0.14       $    0.17
 Net realized and unrealized gain (loss) on investments          1.91          ( 8.99)
-------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $    2.05       $   (8.82)
Distributions to shareowners:
 Net investment income                                          ( 0.18)        ( 0.10)
 Net realized gain                                                  --         ( 1.66)
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $    1.87       $  (10.58)
-------------------------------------------------------------------------------------
Net asset value, end of period                              $   16.91       $   15.04
=====================================================================================
Total return*                                                    13.87%        (36.70)%
Ratio of net expenses to average net assets+                      1.43%          1.13%
Ratio of net investment income to average net assets+             0.89%          0.80%
Portfolio turnover rate                                             81%            61%
Net assets, end of period (in thousands)                    $1,046,729      $1,101,941
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     1.43%          1.13%
 Net investment income                                            0.89%          0.80%
-------------------------------------------------------------------------------------


                                                            Year           Year          Year
                                                            Ended          Ended         Ended
                                                            10/31/07       10/31/06      10/31/05
Class A
Net asset value, beginning of period                        $   25.33      $   22.84     $    25.57
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $    0.11      $    0.12     $     0.04
 Net realized and unrealized gain (loss) on investments          3.58           3.24           2.86
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $    3.69      $    3.36     $     2.90
Distributions to shareowners:
 Net investment income                                          ( 0.10)        ( 0.02)           --
 Net realized gain                                              ( 3.30)        ( 0.85)        (5.63)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $    0.29      $    2.49     $    (2.73)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   25.62      $   25.33     $    22.84
==================================================================================================
Total return*                                                    16.47%         15.11%        11.90%
Ratio of net expenses to average net assets+                      1.03%          1.08%         1.10%
Ratio of net investment income to average net assets+             0.48%          0.46%         0.16%
Portfolio turnover rate                                             54%            91%           74%
Net assets, end of period (in thousands)                    $2,048,721     $1,946,583    $1,957,797
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     1.02%          1.07%         1.10%
 Net investment income                                            0.49%          0.47%         0.16%
--------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


30  Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

                                                          Year            Year          Year          Year          Year
                                                          Ended           Ended         Ended         Ended         Ended
                                                          10/31/09        10/31/08      10/31/07      10/31/06      10/31/05
Class B
Net asset value, beginning of period                      $ 12.47         $ 21.65       $  22.00      $  20.10      $  23.32
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $  0.01(a)      $ (0.01)      $  (0.10)     $  (0.11)     $  (0.17)
 Net realized and unrealized gain (loss) on investments      1.57           (7.51)          3.05          2.86          2.58
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  1.58         $ (7.52)      $   2.95      $   2.75      $   2.41
Distributions to shareowners:
 Net investment income                                      (0.02)             --             --            --            --
 Net realized gain                                             --           (1.66)         (3.30)        (0.85)        (5.63)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  1.56         $ (9.18)      $  (0.35)     $   1.90      $  (3.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 14.03         $ 12.47       $  21.65      $  22.00      $  20.10
==============================================================================================================================
Total return*                                               12.66%         (37.32)%        15.38%        14.09%        10.81%
Ratio of net expenses to average net assets+                 2.51%           2.09%          1.97%         2.00%         2.06%
Ratio of net investment loss to average net assets+         (0.17)%        (0.16)%         (0.46)%       (0.46)%       (0.80)%
Portfolio turnover rate                                        81%             61%            54%           91%           74%
Net assets, end of period (in thousands)                  $59,596         $70,729       $149,348      $166,294      $195,916
Ratios with reduction for fees paid indirectly:
 Net expenses                                                2.51%           2.08%          1.95%         1.98%         2.06%
 Net investment loss                                        (0.17)%         (0.15)%        (0.44)%       (0.44)%       (0.80)%
------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.


The accompanying notes are an integral part of these financial statements.


                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/09  31

                                                          Year            Year
                                                          Ended           Ended
                                                          10/31/09        10/31/08
Class C
Net asset value, beginning of period                      $ 12.38         $ 21.48
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $  0.01(a)      $  0.00(b)
 Net realized and unrealized gain (loss) on investments      1.57           (7.44)
------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  1.58         $ (7.44)
Distributions to shareowners:
 Net investment income                                      (0.04)             --
 Net realized gain                                             --           (1.66)
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  1.54         $ (9.10)
------------------------------------------------------------------------------------
Net asset value, end of period                            $ 13.92         $ 12.38
====================================================================================
Total return*                                               12.87%         (37.23)%
Ratio of net expenses to average net assets+                 2.35%           1.98%
Ratio of net investment loss to average net assets+         (0.03)%         (0.05)%
Portfolio turnover rate                                        81%             61%
Net assets, end of period (in thousands)                  $86,536         $92,814
Ratios with reduction for fees paid indirectly:
 Net expenses                                                2.35%           1.97%
 Net investment loss                                        (0.03)%         (0.04)%
------------------------------------------------------------------------------------


                                                             Year          Year          Year
                                                             Ended         Ended         Ended
                                                             10/31/07      10/31/06      10/31/05
Class C
Net asset value, beginning of period                         $  21.84      $  19.94      $  23.15
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $  (0.08)     $  (0.08)     $  (0.11)
 Net realized and unrealized gain (loss) on investments          3.02          2.83          2.53
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $   2.94      $   2.75      $   2.42
Distributions to shareowners:
 Net investment income                                             --            --            --
 Net realized gain                                              (3.30)        (0.85)        (5.63)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.36)     $   1.90      $  (3.21)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  21.48      $  21.84      $  19.94
===================================================================================================
Total return*                                                   15.46%        14.20%        10.95%
Ratio of net expenses to average net assets+                     1.87%         1.90%         1.95%
Ratio of net investment loss to average net assets+             (0.36)%       (0.36)%       (0.68)%
Portfolio turnover rate                                            54%           91%           74%
Net assets, end of period (in thousands)                     $187,566      $188,847      $183,357
Ratios with reduction for fees paid indirectly:
 Net expenses                                                    1.86%         1.89%         1.95%
 Net investment loss                                            (0.35)%       (0.35)%       (0.68)%
---------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(b) Amount rounds to less than $0.01 per share.


The accompanying notes are an integral part of these financial statements.


32  Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

                                                                 Year         Year        Year        Year        Year
                                                                 Ended        Ended       Ended       Ended       Ended
                                                                 10/31/09     10/31/08    10/31/07    10/31/06    10/31/05
Class R
Net asset value, beginning of period                             $ 14.82      $ 25.26     $ 25.06     $ 22.67     $ 25.46
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.08      $  0.11     $  0.05     $  0.03     $ (0.01)
 Net realized and unrealized gain (loss) on investments            1.91         (8.85)       3.53        3.23        2.85
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $  1.99      $ (8.74)    $  3.58     $  3.26     $  2.84
Distributions to shareowners:
 Net investment income                                            ( 0.15)       (0.04)      (0.08)      (0.02)         --
 Net realized gain                                                    --        (1.66)      (3.30)      (0.85)      (5.63)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.84      $(10.44)    $  0.20     $  2.39     $ (2.79)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 16.66      $ 14.82     $ 25.26     $ 25.06     $ 22.67
==========================================================================================================================
Total return*                                                      13.63%      (36.83)%     16.14%      14.79%      11.69%
Ratio of net expenses to average net assets+                        1.66%        1.40%       1.33%       1.38%       1.32%
Ratio of net investment income (loss) to average net assets+        0.62%        0.54%       0.18%       0.15%      (0.05)%
Portfolio turnover rate                                               81%          61%         54%         91%         74%
Net assets, end of period (in thousands)                         $57,029      $40,614     $62,741     $43,091     $17,702
Ratios with reduction for fees paid indirectly:
 Net expenses                                                       1.66%        1.40%       1.33%       1.37%       1.32%
 Net investment income (loss)                                       0.62%        0.54%       0.18%       0.16%      (0.05)%
--------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                       Pioneer Mid Cap Value Fund | Annual Report | 10/31/09  33

                                                            Year         Year         Year         Year         Year
                                                            Ended        Ended        Ended        Ended        Ended
                                                            10/31/09     10/31/08     10/31/07     10/31/06     10/31/05
Class Y
Net asset value, beginning of period                        $  15.76     $  26.73     $  26.31     $  23.68    $  26.17
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.21     $   0.26     $   0.19     $   0.24    $   0.06
 Net realized and unrealized gain (loss) on investments         2.01        (9.39)        3.74         3.35        3.08
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   2.22     $  (9.13)    $   3.93     $   3.59    $   3.14
Distributions to shareowners:
 Net investment income                                         (0.28)      (0.18)        (0.21)       (0.11)         --
 Net realized gain                                                --       (1.66)        (3.30)       (0.85)      (5.63)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   1.94     $ (10.97)    $   0.42     $   2.63    $  (2.49)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  17.70     $  15.76     $  26.73     $  26.31    $  23.68
=======================================================================================================================
Total return*                                                  14.41%      (36.41)%      16.84%       15.59%      12.61%
Ratio of net expenses to average net assets+                    0.95%        0.71%        0.68%        0.62%       0.67%
Ratio of net investment income to average net assets+           1.35%        1.23%        0.82%        0.92%       0.62%
Portfolio turnover rate                                           81%          61%          54%          91%         74%
Net assets, end of period (in thousands)                    $293,436     $236,643     $354,485     $291,513    $278,780
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.95%        0.71%        0.68%        0.61%       0.67%
 Net investment income                                          1.35%        1.23%        0.82%        0.93%       0.62%
-----------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


34  Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Notes to Financial Statements | 10/31/09

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal investment risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    35

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.


36    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2009, The Fund had a net capital loss carryforward of $388,791,157 of which the following amounts will expire between 2015 and 2017 if not utilized; $128,360,129 in 2015, $2,893,674 in 2016 and $257,537,354 in
   2017.

   At October 31, 2009, the Fund has reclassified $555,625 to decrease undistributed net investment income and $555,625 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:



                                                          2009              2008
   Distributions paid from:
   Ordinary income                                 $17,776,505      $ 46,238,056
   Long-term capital gain                                   --       149,208,587
--------------------------------------------------------------------------------
     Total                                         $17,776,505      $195,446,643
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2009:



                                                                            2009
   Distributable earnings:
   Undistributed ordinary income                                   $   7,329,718
   Capital loss carryforward                                        (388,791,157)
   Unrealized appreciation                                            50,154,106
--------------------------------------------------------------------------------
     Total                                                         $(331,707,333)
================================================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of partnerships and Real Estate Investment Trust (REIT) holdings.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    37

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $97,453 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2009.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


38    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Option writing

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   During the year ended October 31, 2009, the Fund did not write or exercise any option contracts.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser manages the Fund's portfolio. Management fees are calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million; 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. For the year ended October 31, 2009, the aggregate performance adjustment resulted in an increase of $1,418,578 to the basic fee. For the year ended October 31, 2009, the net management fee was equivalent to 0.76% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the fund to the extent required to reduce Fund's expenses to 1.43% and 1.18%, of the average daily net assets attributable to Class A and Class Y shares, respectively. These limitations were enacted May 15, 2009 as part of the RMK merger and


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    39
are in effect through June, 1, 2012 for Class A and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the expiration date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $157,286 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2009.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2009, such out of pocket expenses by class of shares were as follows:



 Shareholder Communications:
   Class A                                                            $1,062,203
   Class B                                                                71,581
   Class C                                                               131,435
   Class R                                                               125,996
   Class Y                                                               243,274
--------------------------------------------------------------------------------
     Total                                                            $1,634,489
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $350,249 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2009.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services.


40    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,235 in distribution fees payable to PFD at October 31, 2009.


The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2009, CDSCs in the amount of $112,516 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2009, the Fund's expenses were reduced by $4,608 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2009, the Fund had no borrowings under this agreement.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    41

7. Merger Information

On May 8, 2009, beneficial owners of Regions Morgan Keegan Select Mid Cap Value Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Value Fund for shares of Pioneer Cullen Value Fund. Shareholders holding Class A, Class C and Class I shares of Regions Morgan Keegan Select Mid Cap Value Fund received Class A, Class C and Class Y shares, respectively, of Pioneer Mid Cap Value Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:



                                                                 Regions Morgan
                                                                 Keegan Select
                                      Pioneer Mid Cap            Mid Cap                 Pioneer Mid Cap
                                      Value Fund                 Value Fund              Value Fund
                                      (Pre-Reorganization)       (Pre-Reorganization)    (Post-Reorganization)
Net Assets
  Class A                             $  913,399,726             $ 6,420,985             $  919,820,711
  Class B                             $   57,205,938                      --             $   57,205,938
  Class C                             $   79,354,117             $   145,399             $   79,499,516
  Class R                             $   45,027,320                      --             $   45,027,320
  Class Y/I                           $  239,328,648             $19,537,570             $  258,866,218
Total Net Assets                      $1,334,315,749             $26,103,954             $1,360,419,703
Shares Outstanding
  Class A                                 63,247,212                 945,493                 63,691,879
  Class B                                  4,750,408                      --                  4,750,408
  Class C                                  6,648,040                  22,437                  6,660,217
  Class R                                  3,162,729                      --                  3,162,729
  Class Y                                 15,866,458               2,875,618                 17,162,053
Shares Issued in Reorganization
  Class A                                                                                       444,667
  Class R                                                                                        12,177
  Class Y                                                                                     1,295,595


                                                    Unrealized          Accumulated
                                                    Depreciation On     Loss On
                                                    Closing Date        Closing Date
Regions Morgan Keegan Select Mid Cap Value Fund     $ (220,479)         $(3,480,383)

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through December 21, 2009, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


42    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 21, 2009

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    43

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.


44    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    45

Interested Trustees

                             Position Held             Length of Service
Name and Age                 with the Fund             and Term of Office
John F. Cogan, Jr. (83)*     Chairman of the Board,    Trustee since 1990.
                             Trustee and President     Serves until a successor
                                                       trustee is elected or
                                                       earlier retirement or
                                                       removal.















-----------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*    Trustee and Executive     Trustee since 2008.
                             Vice President            Serves until a successor
                                                       trustee is elected or
                                                       earlier retirement or
                                                       removal.
-----------------------------------------------------------------------------------------


                                                                                 Other Directorshipss
Name and Age                 Principal Occupation During Past Five Year          Held by this Trustee
John F. Cogan, Jr. (83)*     Deputy Chairman and a director of Pioneer Global    None
                             Asset Managment S.p.A. ("PGAM"); Non-Executive
                             Chairman and a director of Pioneer Investment
                             Management USA Inc. ("PIM-USA"); Chairman and a
                             director of Pioneer; Chairman and Director of
                             Pioneer Institutional Asset Management, Inc.
                             (since 2006); Director of Pioneer Alternative
                             Investment Management Limited (Dublin);
                             President and a director of Pioneer Alternative
                             Investment Management (Bermuda) Limited and
                             affiliated funds; Director of PIO-GLOBAL Real
                             Estate Investment Fund (Russia) (until June
                             2006); Director of Nano-C, Inc. (since 2003);
                             Director of Cole Management Inc. (since 2004);
                             Director of Fiduciary Counseling, Inc.;
                             President and Director of Pioneer Funds
                             Distributor, Inc. ("PFD") (until May 2006);
                             President of all of the Pioneer Funds; and Of
                             Counsel, Wilmer Cutler Pickering Hale and Dorr
                             LLP
-----------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*    Director, CEO and President of Pioneer              None
                             Investment Management USA Inc. (since February
                             2007); Director and President of Pioneer
                             Investment Management, Inc. and Pioneer
                             Institutional Asset Management, Inc. (since
                             February 2007); Executive Vice President of all
                             of the Pioneer Funds (since March 2007);
                             Director of Pioneer Global Asset Management
                             S.p.A. (since April 2007); Head of New Markets
                             Division, Pioneer Global Asset Management S.p.A.
                             (2000 - 2007)
-----------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

   The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


46  Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------


                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
------------------------------------------------------------------------------------------------------------------------------------


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/09  47

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal
--------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 1990.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 1990.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees 17
                                                                                                 portfolios in fund complex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
-------------------------------------------------------------------------------------------------------------------------------


48  Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------


Fund Officers
                                                                                                 Other Directorships
 Name and Age                Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008             None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of Pioneer
                             from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager - Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------


                      Pioneer Mid Cap Value Fund | Annual Report | 10/31/09  49

                         Position Held              Length of Service
Name and Age             with the Fund              and Term of Office
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2007. Serves at
                                                    the discretion of the
                                                    Board
----------------------------------------------------------------------------------------------------------------


                                                                                           Other Directorships
 Name and Age             Principal Occupation During Past Five Years                     Held by this Officer
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and      None
                         of all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments
                         (February 2005 to July 2005); Independent Consultant
                         (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------------------


50  Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

                           This page for your notes.

                     Pioneer Mid Cap Value Fund | Annual Report | 10/31/09    51

                           This page for your notes.

52    Pioneer Mid Cap Value Fund | Annual Report | 10/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2009 Pioneer Investments 19443-02-1209


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $37,000 in 2009 and $36,700 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October
31, 2009 and 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2009 and 2008, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2009 and $8,290 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 29, 2009

* Print the name and title of each signing officer under his or her signature.